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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported) August 19, 2002


                                RICA FOODS, INC.
             (Exact name of registrant as specified in its charter)


                                     Nevada
                 (State or other jurisdiction of incorporation)


              0-18222                                           87-0432572
      (Commission file number)                               (I.R.S. Employer
                                                             Identification No.)

          240 Crandon Boulevard, Suite 115, Key Biscayne, Florida 33149
               (Address of principal executive offices) (Zip code)


                                 (305) 365-9694
              (Registrant's telephone number, including area code)


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Item 9        Regulation FD Disclosure

          On August 19, 2002, the registrant filed with the Commission its Quarterly Report on Form 10-Q for the period ended June 30, 2002 accompanied by the certifications of Calixto Chaves, the registrant's chief executive officer, and Nestor Solis, the registrant's chief financial officer, required pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002. Conformed copies of the certifications are attached hereto as Exhibits
99.1 and 99.2.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 19, 2002


                                      RICA FOODS, INC.


                                      By:/s/ Monica Chaves
                                         ------------------
                                         Monica Chaves
                                         Secretary

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                                  EXHIBIT INDEX

Exhibit

99.1     Section 906 Certification of Chief Executive Officer

99.2     Section 906 Certification of Chief Financial Officer